                                                                   EXHIBIT 10.21

                  THESE WARRANTS AND THE UNITS OF COMMON INTERESTS PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MUST BE HELD INDEFINITELY UNLESS SUBSEQUENTLY REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR DISPOSED OF PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. THESE WARRANTS AND THE UNITS OF COMMON INTERESTS PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN AND THAT CERTAIN SECURITYHOLDERS AGREEMENT AMONG THE ISSUER AND ITS MEMBERS.



                           SLEEPMASTER HOLDINGS L.L.C.

             AMENDED AND RESTATED COMMON INTEREST PURCHASE WARRANTS

                          Dated as of February 26, 1999


Security No. SH-W-B1                                               403 Warrants


                  Sleepmaster Holdings L.L.C., a New Jersey limited liability company (the "Company"), by this certificate (a "Warrant Certificate") certifies that, for value received, ATWELL & CO., as nominee for PMI Mezzanine Fund, L.P., or registered assigns (sometimes hereinafter referred to as the "Warrantholders") is the registered holder of warrants (said warrants and any warrants issued in exchange therefor or transfer or replacement thereof being hereinafter collectively referred to as the "Warrants") to purchase from the Company Four Hundred Three (403) fully paid and nonassessable Class A Common Units (together with units issued upon exchange, transfer or replacement thereof, the "Units") of the Company (together with the Class B Common Units, if any, the "Common Interests"), at any time or from time to time until 5:00 p.m. Los Angeles time on March 3, 2010, at an exercise price of One Cent ($0.01) per unit, subject to adjustment as provided herein (as such price may be adjusted, the "Exercise Price"), upon surrender of an equal number of Warrants and payment of the Exercise Price therefore but only subject to the terms and conditions set forth herein. The Exercise Price and the number of Units purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth herein. These Warrants are amended and restated from, and are being issued in exchange for, those certain Common Interests Purchase Warrants of the Company originally issued on March 3, 1998 ("the Old Warrants").

                  1. Exercise of Warrants. No Warrant may be exercised after 5:00 p.m., Los Angeles time, on March 3, 2010 (the "Termination Date"). All Warrants evidenced hereby shall thereafter become void. Warrants may be exercised to purchase Units from the Company on or after the date hereof and on or before 5:00 p.m., Los Angeles time, on the Termination Date, at the Exercise Price, subject to adjustment, as hereinafter referred to. The registered holder of Warrants evidenced by this Warrant Certificate may exercise them, subject to
Section 6, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price (a) in cash or by wire transfer of federal funds or other delivery of immediately available funds or (if the exercise is by the person to whom the Warrants are initially issued) by check reasonably acceptable to the Company, (b) to the extent permitted by law, by delivery of Senior Subordinated Notes due 2007 of the Subsidiary (as defined below), duly endorsed or accompanied by appropriate instruments of transfer duly executed by the registered holder thereof, which Notes shall be applied to the payment of the Exercise Price at 100% of their original principal amount plus accrued interest to the date of delivery, or (c) by a combination of the methods specified in clauses (a) and (b); provided, however, that if the Warrant so exercised has been duly assigned in accordance with the provisions of Section 12, such assignee may exercise such Warrant prior to, or in the absence of, the registration of such assignment as though such assignee were the registered holder of such Warrant. The rights, privileges, obligations and restrictions created or conveyed by this Warrant Certificate in the Units or to the holders thereof shall survive the transfer of the Units or the remaining Warrants to another person and/or the exercise, expiration or other termination of the Warrants, and shall inhere in the Units and inure to the benefit of and be binding upon the holders thereof until, and shall expire upon, the termination of such rights, privileges, obligations, and restrictions as provided herein or in the Registration Rights Agreement and the Security holders Agreement referred to in Section 2, below, notwithstanding the retirement, termination, and/or cancellation of this Warrant Certificate. To evidence such surviving rights, privileges, obligations, and restrictions, upon the request of the Company or any such holder of Units, the Company and such holder shall execute an instrument or agreement confirming such rights, privileges, obligations and restrictions.

                  2. Related Agreements. The Warrants evidenced by this Warrant Certificate are a portion of a series of like amended and restated common interest purchase warrants (collectively, the "Series B Warrants") that are evidenced by certificates of like tenor (the "Series B Warrant Certificates") that have been issued pursuant to that certain Purchase Agreement dated as of March 3, 1998 (the "Securities Purchase Agreement"), among the Company, Sleepmaster L.L.C. (the "Subsidiary"), and the initial Warrantholder. Pursuant to the Securities Purchase Agreement, the Company has entered into that certain Amended and Restated Registration Rights Agreement dated as of March 3, 1998 (the "Registration Rights Agreement"), among the Company, Sleep Investor L.L.C. ("Investor"), the initial Warrantholder, and certain of its members, and that certain Amended and Restated Securityholders Agreement dated as of March 3, 1998 (the "Securityholders Agreement"), among the Company, Investor, the initial Warrantholder, and its members, the terms and provisions of which shall be binding upon and inure to the benefit of the holders of the Warrants and the Units. The Company and its members have also entered into that certain Second Amended and Restated Limited Liability

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
Company Operating Agreement dated as of November 14, 1996 (the "Operating Agreement"), specifying, among other things, the rights and obligations of the membership interests in the Company. The Company shall maintain copies of the Registration Rights Agreement, the Securityholders Agreement and the Operating Agreement at the Company's principal offices, and shall make such copies available for review by any holder of the Warrants and/or the Units upon request of such holder.

         3. Execution of Warrant Certificates.

                  3.1 This Warrant Certificate and all Warrant Certificates issued upon exchange, transfer or replacement hereof have been or shall be manually signed on behalf of the Company by its duly authorized Managing Member, President or Vice President (collectively, the "Officers").

                  3.2 In case any Officer of the Company who shall have signed this Warrant Certificate or any Warrant Certificates issued upon exchange, transfer or replacement hereof shall cease to be such an Officer either before or after delivery thereof by the Company, the signature of such person on such Warrant Certificates, nevertheless, shall be valid and such Warrant Certificates may be issued and delivered to those persons entitled to receive the Warrants represented thereby with the same force and effect as though such person had not ceased to be such an Officer of the Company. This Warrant Certificate and all Warrant Certificates issued upon exchange, transfer or replacement hereof may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper Officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Certificate any such person was not such an Officer. Each Warrant Certificate shall be dated the date of its execution by the Company.

         4. Registration.

                  4.1 The Series B Warrant Certificates shall be numbered and registered as they are issued in a Warrant register (the "Warrant Register") in the names of the record holders of the Series B Warrant Certificates to whom they are to be distributed. Series B Warrant Certificates shall be numbered "SH-W-B1" and following. Any Holder (as defined below) may change such Holder's address and facsimile number as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given to such Holder at the address or the facsimile number shown on the Warrant Register.

                  4.2 For the purpose of any exercise thereof and any distribution to the holder thereof and for all other purposes, the Company shall
(a) be entitled to treat the registered holder of a Series B Warrant Certificate on the Warrant Register (the "Holder") as the absolute owner in fact of the Series B Warrants evidenced by such Series B Warrant Certificate, (b) not be bound to recognize any equitable or other claim to or interest in such Series B Warrants on the part of any other person and (c) not be liable for any registration of transfer of Series B Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with actual knowledge of such facts that its

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
participation therein amounts to bad faith (notwithstanding any notation of ownership or other writing thereon made by anyone), and the Company shall not be affected by any notice to the contrary or have any duty to make inquiry into any such matter. Upon execution and delivery by the Company, each Series B Warrant Certificate shall be valid and binding on the Company and each Holder thereof shall be entitled to all the benefits set forth therein.

         5. Registration of Transfers and Exchanges.

                  5.1 The Company shall from time to time register the transfer of any outstanding Series B Warrant Certificates on the Warrant Register, upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any such registration of transfer, a new Series B Warrant Certificate or Certificates of like tenor and series and exercisable for the same aggregate number of Units shall be issued to the transferee and the surrendered Series B Warrant Certificate shall be cancelled and disposed of by the Company.

                  5.2 This Warrant Certificate and all Warrant Certificates issued upon exchange, transfer or replacement hereof, when surrendered to the Company by the registered holder hereof or thereof in person or by legal representative or by attorney duly authorized in writing, may be exchanged, without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and series exercisable for the same aggregate number of Units and the surrendered Warrant Certificate shall be cancelled and disposed of by the Company.

                  5.3 Subject to Section 7 in connection with transfer taxes, the Company shall pay all expenses, taxes and related charges in connection with the preparation, issuance and delivery of the Series B Warrant Certificates.

                  5.4 Notwithstanding the foregoing, the Company shall have no obligation to cause Warrant Certificates to be transferred on its Warrant Register to any person, unless (a) the Holder of such Warrant Certificates shall furnish to the Company evidence of compliance with the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the provisions of Section 12 and Section 14 hereof, (b) the proposed transferee is an Institutional Lender (as defined in the Securities Purchase Agreement), (c) such transfer is made in accordance with the Securityholders Agreement, and (d) the transferee shall execute and deliver a joinder of the Securityholders Agreement.

         6. Term and Exercise of Warrants.

                  6.1 Subject to the terms of this Warrant Certificate, each Holder shall have the right, which may be exercised on or after the date hereof and until 5:00 p.m., Los Angeles time,

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
on the Termination Date, to purchase from the Company at the Exercise Price (and the Company shall issue and sell to such Holder) the number of fully paid and nonassessable Units which such Holder may at the time be entitled to purchase on exercise of such Warrants as provided under this Section 6 and Section 10.

                  6.2 The Warrants evidenced by this Warrant Certificate shall be exercisable prior to 5:00 p.m., Los Angeles time, on the Termination Date, at the election of the registered Holder or Holders of a majority of the Series B Warrants then outstanding, and upon such election the Series B Warrants shall be exercised in their entirety.

                  6.3 Subject to Section 5.4 and Section 7 hereof, upon surrender of this Warrant Certificate, payment of the aggregate Exercise Price (or, in the event of an exercise of the Conversion Right pursuant to Section 15 hereof, upon surrender of this Warrant Certificate), and execution and deliver to the Company of a written undertaking to be bound by the terms and conditions of the Operating Agreement, the Company shall cause to be issued and delivered to or upon the written order of the registered Holder of this Warrant Certificate and in such name or names as such registered Holder may designate, a certificate for the Unit or Units issuable upon the exercise of the Warrant or Warrants evidenced by this Warrant Certificate. Such certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the holder of record of such Unit or Units and a member of the Company for all purposes as of the date of the surrender of this Warrant Certificate, payment of the Exercise Price and delivery of such undertaking.

                  6.4 The Holders shall exercise the Warrants (a) upon a sale of the Company in a single transaction or a series of related transactions to an unaffiliated third party pursuant to which such third party proposes to acquire a majority of the outstanding Common Interests (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common Interests or otherwise) or all or substantially all of the consolidated assets of the Company or the Subsidiary (an "Approved Sale") or (b) in connection with an underwritten public offering of units of Common Interests.

                  7. Payment of Taxes. The Company shall pay all transfer taxes, if any, attributable to the initial issuance of Units upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Series B Warrant Certificates or any certificates for Units in a name other than that of the registered Holder of this Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any transfer tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid or that no tax is payable.

                  8. Mutilated or Missing Warrant Certificates. In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall upon cancellation of this Warrant Certificate, if mutilated, or in lieu of and substitution for this Warrant Certificate, if lost, stolen or destroyed, issue a new Warrant Certificate or Certificates of like tenor and series and exercisable for the same aggregate number of Units, but only upon receipt of evidence and affidavit reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant

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
Certificate and indemnity or bond, if requested, also reasonably satisfactory to the Company; provided, however, that if the Holder of this Warrant Certificate is the original Holder of the Warrants or is any other institutional holder, the written undertaking of such Holder indemnifying the Company against losses, damages, costs and expenses (including reasonable attorneys' fees) arising from such loss, theft or destruction shall be sufficient security and indemnity. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         9. Reservation of Units.

                      9.1 (a) There have been reserved, and the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Interests, for the purpose of enabling it to satisfy any obligation to issue Units upon exercise of the Warrants, the maximum number of units of Common Interests deliverable upon the exercise of all outstanding Series B Warrants. If, at any time, there is a transfer agent for the Units ("Transfer Agent"), the Transfer Agent is hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued units of Common Interests as shall be required for such purpose. The Company shall keep a copy of the form of the Series B Warrant Certificate on file with any Transfer Agent. All Series B Warrant Certificates surrendered upon the exercise of the rights thereby evidenced shall be cancelled.

                             (b) Before taking any action that would cause an
adjustment pursuant to Section 10, the Company shall take any limited liability company action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units at the Exercise Price as so adjusted. Before making an adjustment pursuant to Section 10, the Company shall obtain all such authorizations or exceptions therefor or consents thereto as may be necessary from any applicable public regulatory body or bodies having jurisdiction over the Company or any of the Holders.

                             (c) The Company represents and warrants that all
Units issued upon exercise of
the Warrants shall, upon issuance in accordance with the terms of this Warrant Certificate (including payment of the Exercise Price therefor), be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests created by the Company.

                  10. Adjustment of Exercise Price and Number of Units Purchasable or Number of Warrants. The Exercise Price and the number of Units purchasable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10.

                  10.1 In the event that the Company shall at any time after March 3, 1998, (i) declare a dividend or make a distribution on the Common Interests payable in units of Common Interests, (ii) subdivide the outstanding Common Interests into a greater number of units, (iii) combine the outstanding Common Interests into a smaller number of units, or (iv) issue any units of its membership interests in a reclassification or reorganization of Common Interests, the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be adjusted so that it

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
shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction of which the numerator shall be the number of units of Common Interests outstanding immediately before such event, and of which the denominator shall be the number of units of Common Interests outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  10.2 In the event that the Company shall issue rights, options or warrants to any person or persons who are at the time of such issuance the holders of membership interests in the Company, entitling them to subscribe for or purchase units of Common Interests (or securities convertible or exchangeable into Common Interests) at a price per unit of Common Interests (or having a conversion or exchange price per unit of Common Interests if a security convertible or exchangeable into Common Interests) less than the Current Market Price (as defined in Section 10.5) per unit of Common Interests on the record date for such issuance (or the date-of issuance, if there is no record date), the Exercise Price to be in effect on and after such record date (or issuance date, as the case may be) shall be determined by multiplying the Exercise Price in effect immediately prior to such record date (or issuance date, as the case may be) by a fraction, of which the numerator shall be the number of units of Common Interests outstanding on such record date (or issuance date, as the case may be) plus the number of units of Common Interests which the aggregate offering price of the total number of units of such Common Interests so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such Current Market Price on such record date (or issuance date, as the case may be) and of which the denominator shall be the number of units of Common Interests outstanding on such record date (or issuance date, as the case may be) plus the number of additional units of Common Interests to be offered for subscription or purchase (or into which the convertible securities to be offered are initially exchangeable or convertible). In case such subscription price may be paid in part or in whole in a form other than cash, the value of such consideration shall be determined by the Board of Advisors of the Company in good faith as set forth in a duly adopted committee resolution certified by the Company's Secretary or Assistant Secretary. Such adjustment shall be made successively whenever such an issuance occurs; and in the event that such rights, options, warrants, or convertible or exchangeable securities are not so issued or expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such issuance had not occurred, but such subsequent adjustment shall not affect the number of Units issued upon any exercise of Warrants prior to the date such subsequent adjustment is made. Notwithstanding the foregoing, no adjustment of the Exercise Price shall be required under this Section 10.2 with regard to the issuance of rights, options, warrants, or convertible or exchangeable securities pursuant to the Option Agreements (as defined below) to employees of the Company or the Subsidiary to the extent that the aggregate number of units of Common Interests to which such rights, options, warrants, or convertible or exchangeable securities relate, when added to the aggregate number of units of Common Interests relating to rights, options, warrants, or convertible or exchangeable securities issued pursuant to the Option Agreements to employees of the Company or the Subsidiary in transactions described in Section 10.4, do not exceed Six Hundred Thirty-Nine (639) units of Common Interests. The term "Option Agreements" shall mean (i) those certain Option Agreements dated as of November 14, 1996 by and between the Company and each of Charles Schweitzer, James Koscica, Michael

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
Reilly and Timothy DuPont and (ii) one or more Option Agreements entered into from time to time by and between the Company and certain members of the management of the Subsidiary.

                  10.3 In the event that the Company shall fix a record date for the making of a distribution to all holders of units of Common Interests (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing entity) of evidences of indebtedness or assets (other than dividends and distributions referred to in Section 10.1 above and other than cash dividends) or of subscription rights, options, warrants, or exchangeable or convertible securities containing the right to subscribe for or purchase units of any class of membership interests in the Company (excluding those referred to in Section 10.2), the Exercise Price to be in effect on and after such record date shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per unit of Common Interests on such record date, less the fair market value (as determined by the Board of Advisors of the Company in good faith as set forth in a duly adopted board resolution certified by an Officer or the Company's Secretary or Assistant Secretary) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options, warrants, or exchangeable or convertible securities applicable to one unit of the Common Interests outstanding as of such record date, and of which the denominator shall be such Current Market Price per unit of Common Interests. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Units issued upon any exercise of Warrants prior to the date such subsequent adjustment was made.

                  10.4 In the event that the Company or any subsidiary shall issue units of Common Interests, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase units of Common Interests (excluding (A) units, rights, options, warrants, or convertible or exchangeable securities outstanding or issued on the date of the original issuance of the Old Warrants hereunder or issued in any of the transactions described in Section 10.1, Section 10.2, or Section 10.3 above, (B) units issued upon the exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities, (C) the Series B Warrants and any units issued upon exercise thereof, (D) Four Hundred Sixty-Six (466) Class A Common Units issued to Michael Bubis on March 3, 1998 pursuant to that certain Investor Subscription Agreement by and between the Company and Michael Bubis dated March 3, 1998, and (F) the conversion of Class B Common Units into Class A Common Units), at a price per unit of Common Interests (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (X) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (Y) the total maximum number of units of Common Interests covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Current Market Price on the date the Company or such subsidiary fixes the offering price of such units, rights, options, warrants, or convertible or exchangeable securities, then the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, (i) the numerator of which shall be the sum of (A) the number of units of Common

Interests outstanding immediately prior to such sale and issuance plus (B) the number of units of Common Interests which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Price per unit, and (ii) the denominator of which shall be the total number of units of Common Interests outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. For the purposes of such adjustment, the maximum number of units of Common Interests which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum consideration or premium stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the units of Common Interests covered thereby. In case the Company shall sell and issue units of Common Interests, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase units of Common Interests for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the price per unit of Common Interests and the consideration received by the Company for purposes of the first sentence of this Section 10.4, the Board of Advisors of the Company shall determine, in good faith, the fair value of said property, and such determination shall be described in a duly adopted committee resolution certified by an Officer or the Company's Secretary or Assistant Secretary. In case the Company shall sell and issue rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase units of Common Interests together with one or more other securities as a part of a unit at a price per unit, then in determining the price per unit of Common Interests and the consideration received by the Company for purposes of the first sentence of this Section 10.4, the Board of Advisors of the Company shall determine, in good faith, which determination shall be described in a duly adopted committee resolution certified by an Officer or the Company's Secretary or Assistant Secretary, the fair value of the rights, options, warrants, or convertible or exchangeable securities then being sold as pan of such unit. Such adjustment shall be made successively whenever such an issuance occurs, and in the event that such rights, options, warrants, or convertible or exchangeable securities expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Exercise Price shall again be adjusted to the Exercise Price that would then be in effect if such sale and issuance had not occurred, but such subsequent adjustment shall not affect the number of Units issued upon any exercise of Warrants prior to the date such subsequent adjustment is made. Notwithstanding the foregoing, no adjustment of the Exercise Price shall be required under this Section 10.4 with regard to the issuance of rights, options, warrants, or convertible or exchangeable securities pursuant to the Option Agreements to employees of the Company or the Subsidiary to the extent that the aggregate number of units of Common Interests to which such rights, options, warrants, or convertible or exchangeable securities relate, when added to the aggregate number of units of Common Interests relating to rights, options, warrants, or convertible or exchangeable securities issued pursuant to the Option Agreements to employees of the Company or the Subsidiary in transactions described in Section 10.2, does not exceed Six Hundred Thirty-Nine (639) units of Common Interests.

                      10.5 (a) In the event that the Company effects a private placement of Common Interests, by and through an investment banking firm of national reputation which is a member of the National Association of Securities Dealers, Inc., and which has not had a material relationship with the Company or any officer of the Company, in an arms-length transaction with an investor that is not affiliated with the Company or any officer of the Company, then the Current Market Price per unit of Common Interests for the purpose of any computation under Section 10.4 in connection with such placement shall be deemed to be equal to the price per unit paid by such investor in such placement. Except as set forth in the preceding sentence, for the purpose of any computation under Section 10.2, Section 10.3,
Section 10.4, Section 11, Section 15.1, or Section 18, the "Current Market Price" per unit of the Common Interests on any date (the "Computation Date") shall be deemed to be the average of the daily closing prices of the Common Interests for the 20 consecutive trading days ending the tenth trading day before such Computation Date; provided, however, that if there shall have occurred prior to the Computation Date a combination or reclassification of the outstanding units of Common Interests into a smaller number of units and such action or transaction shall have become effective with respect to market transactions at any time (the "Market-Effect Date") on or after the beginning of such period of 20 consecutive trading days, then the closing price for each trading day preceding the Market-Effect Date shall be adjusted, for purposes of calculating the Current Market Price, by multiplying such closing price by a fraction, the numerator of which is the Exercise Price in effect immediately prior to the Computation Date and the denominator of which is the Exercise Price in effect immediately prior to the Market-Effect Date. The closing price for each day shall be (1) if the security is traded on a national securities exchange (i) its last sale price or, (ii) if there was no sale on that day, the last sale price on the next preceding business day on which there was a sale, all as made available over the Consolidated Last Sale Reporting System of the Consolidated Tape Association Plan, or (iii) if the security is not then eligible for reporting over this system, its last sale price on such national securities exchange or, if there was no sale on that day, on the next preceding business day on which there was a sale on such exchange, or (2) if the security is not traded on a national securities exchange but trades solely in the over-the-counter market and the security is quoted on the Nasdaq National Market System ("NASDAQ") (i) the last sale price reported on NASDAQ or (ii) if the security is an issue for which last sale prices are not reported on NASDAQ, the average of the closing bid and ask quotations on such day, but, in each of the next preceding two cases, if the relevant NASDAQ price or quotation did not exist on such day, then the price or quotation on the next preceding business day on which there was such a price or quotation or, (iii) if the security is not reported or quoted on NASDAQ, the highest average bid and ask quotations as quoted in any of The Wall Street Journal, the National Quotation Bureau, Inc. pink sheets, the Salomon Brothers quotation sheets, quotation sheets of registered market makers and, if necessary, dealers' telephone quotations, or,
(3) if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be made in good faith by the Board of Advisors. If the Board of Advisors is unable to determine any Valuation (as defined below), or if the Holders of at least fifty-one percent (51%) of the Series B Warrants then outstanding (or the Holders of at least fifty-one percent (51%) of any Securities subject to a "Call Notice" pursuant to Section 10.9, below) (collectively, the "Requesting Holders") disagree with the Board of Advisors' determination of any Valuation by written notice delivered to the Company within five (5) business days after the Board of Advisors' determination thereof is communicated to Holders of the Warrants affected thereby, which notice specifies a majority-in-interest of the Requesting Holders' determination of such Valuation, then the Company and a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company or any officer of the Company within the preceding two years, which shall determine such Valuation. Such investment banking firm's determination of such Valuation shall be final, binding and conclusive on the Company and the Holders. If the Board of Advisors was unable to determine such Valuation, all costs and fees of such investment banking firm shall be borne by the Company. If the Holders disagreed with the Board's determination of such Valuation, the party whose determination of such Valuation differed from the Valuation determined by such investment banking firm by the greatest amount shall bear all costs and fees of such investment banking firm. For purposes of this Section 10.5, the term "Valuation" shall mean the determination, to be made initially by the Board of Advisors of the Company, of (i) the value of non-cash consideration in a subscription price, as set forth in the second sentence of
Section 10.2, (ii) the fair market value of assets or evidences of indebtedness, as set forth in the first sentence of Section 10.3, (iii) the fair value of property other than cash or its equivalent received as consideration, as set forth in the fourth sentence of Section 10.4, (iv) the fair value of rights, options, warrants, or convertible or exchangeable securities being sold as part of a unit, as set forth in the fifth sentence of Section 10.4, (v) the Current Market Price per unit of Common Interests pursuant to clause (3) above, or (vi) the fair market value of units of membership interests or other securities, property or cash to which a holder of Common Interests would be entitled upon a merger, consolidation, or recapitalization for purposes of Section 10.9.

                             (b) For the purpose of any calculation under this
Section 10, units of Common Interests owned by or held for the account of the Company or any majority-owned subsidiary of the Company on any date shall not be deemed to be outstanding on such date, and the sale or other disposition of any units of Common Interests or other securities issued by the Company and owned by or held for the account of the Company or any majority-owned subsidiary of the Company shall be deemed an issuance thereof. For the purposes of adjusting the Exercise Price pursuant to this Section 10, Common Interests shall be deemed to be outstanding at a particular time if it is outstanding at such time or if it can be acquired upon the conversion of any then outstanding units of convertible or exchangeable securities or can be purchased upon the exercise of any outstanding rights, warrants, or options or acquired upon the conversion of any convertible securities which can be purchased upon the exercise of any outstanding rights, warrants or options.

                  10.6 No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 10.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10 shall be made to the nearest $.0005.

                  10.7 In the event that at any time, as a result of an adjustment made pursuant to Section 10.1, the Holder of any Warrant thereafter exercised shall become entitled to receive any unit of membership interests or securities of the Company other than units of Common Interests, thereafter the number of such other units or securities so receivable upon exercise of any Warrant and the exercise price for such units or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Units contained in Section
10.1 through Section 10.4, inclusive, and the provisions of this Warrant Certificate with respect to the Units shall apply on like terms to any such other units or securities.

                  10.8 Upon each adjustment of the Exercise Price as a result of the calculations made in Section 10.1, Section 10.2, Section 10.3, or Section 10.4, each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Units (calculated to the nearest hundredth) obtained by (i) multiplying the number of units of Common Interests purchasable upon exercise of the Warrant immediately prior to adjustment by the Exercise Price in effect immediately prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price. However, in the event that the Company is unable or fails (notwithstanding the provisions of Section 9.1(b) and Schedule 13) to take an action, or obtain an authorization, exception or consent, necessary in order that the Company may validly and legally issue fully paid and nonassessable Units at the Exercise Price as so adjusted, then the adjustment to the number of Units evidenced by each Warrant provided for in the immediately preceding sentence shall nevertheless take effect immediately at the time provided in Section 10.1, Section 10.2, Section 10.3, or Section 10.4 for such adjustment of the Exercise Price; provided, however, that nothing in this sentence shall relieve the Company of its obligation to comply with Section 9.1(b) and with Section 13.

                  10.9 In the event of (a) any capital reorganization of the Company, or any reclassification of the Common Interests (other than a distribution referred to in Section 10.3 and, if applicable, other than a change in par value, or from par value to no par value, or from no par value to par value), (b) any consolidation of the Company with or the merger of the Company with or into any entity or other corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding units of Common Interests) or (c) any sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity or corporation, (each such event in clauses (a), (b) or (c) being an "Exchange Event") each Warrant shall after such Exchange Event be exercisable, upon the terms and conditions specified in this Warrant Certificate, for the number of units of membership interests or other securities, property, or cash to which a holder of the number of Units purchasable (at the time of such Exchange Event) upon exercise of such Warrant would have been entitled upon such Exchange Event; and in any such case, if necessary, the provisions set forth in this Section 10 with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any units of membership interests or other securities, property, or cash thereafter deliverable on the exercise of the Warrants. The Holders shall exercise the Warrants, subject to the provisions of this Section 10.9, upon any Exchange Event that is an Approved Sale. The subdivision or combination of units of Common Interests at any time outstanding into a greater or lesser number of units shall not be deemed to be a reclassification of the Common Interests for the purposes of this Section 10.9. The Company shall not effect any such Exchange Event (other than an Exchange Event that is an Approved
Sale), unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such Exchange Event shall assume, by written instrument, the obligation to deliver to the Holder of each Warrant such units of membership interests, securities, assets, or cash as, in accordance with the foregoing provisions, such Holder may be entitled to purchase and all the other obligations under this Warrant Certificate. The Company shall not be a party to any Exchange Event pursuant to which any Holder would be required to take (i) any voting securities which would cause such Holder to violate any law, regulation, or other requirement of any governmental body applicable to such Holder, or (ii) any securities convertible into voting securities which if such conversion took place would cause such Holder to violate any law, regulation, or other requirement of any governmental body applicable to such Holder other than securities which are specifically provided to be convertible only in the event that such conversion may occur without any such violation. In the event of any Exchange Event in which each Holder of a Warrant is required to take consideration in form which would cause or could cause, if exercised or converted, a Holder to violate any law, regulation or other requirement of any governmental body applicable to such Holder, each Holder shall be required to take in such Exchange Event, the maximum amount of consideration that could be taken by such Holder in such Exchange Event without violating any law, regulation or other requirement of any governmental body applicable to such Holder and, subject to the Corporation's Call Notice set forth below, effective provision shall be made in the certificate of incorporation, certificate of organization, operating agreement or other similar organizational documents (collectively, "charter documents"), as applicable, of the resulting or surviving corporation or entity in the Exchange Event or otherwise to protect each such Holder that could not participate in the Exchange Event from violating such laws by receiving securities which are specifically provided to be exercised or convertible without such violation. In the event the Company is prevented from becoming a party to any Exchange Event solely pursuant to the operation of clause (i) or clause (ii) of the second preceding sentence, or the resulting or surviving corporation or entity in the Exchange Event would be required to take action for the benefit of the Holder that would cause any of such party's securities to be delisted on any national exchange or otherwise or cause such party to violate any law, regulation or other requirement of any national exchange or securities association of which it is a member or any law, regulation or other requirement of any governmental body applicable to it, then the Company may elect, by delivering notice to each Holder so affected (the "Call Notice"), to purchase or to cause the purchase of all of the Series B Warrants, and units of Common Interests acquired upon the exercise of Series B Warrants or upon exchange, transfer or replacement of such units (collectively, the "Securities"), held by such Holder upon the consummation of such Exchange Event. The purchase price for Securities purchased pursuant to such a Call Notice shall be payable upon the consummation of such Exchange Event and shall equal the product of (a) the sum of the number of Units to be acquired plus the number of units that would be obtained upon the exercise on such date of the number of Warrants to be acquired, multiplied by (b) the fair market value (as determined by the Board of Advisors of the Company in good faith as set forth in a duly adopted committee resolution certified by an Officer or the Company's Secretary or Assistant Secretary, subject to the valuation provisions of Section 10.5(a)) of the units of membership interests or other securities, property, or cash to which a holder of a unit of Common Interests on such date would have been entitled upon such Exchange Event, net of the Exercise Price for one Unit if the Security purchased is a Warrant. In the event of a sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to the registered Holder of such Warrant that such sale or conveyance or other transfer has been consummated. In the event of a sale or conveyance or other transfer by a Holder of any or all of such Holder's Units, such Holder shall require the transferee of such Units to execute a written undertaking to the Company that such Units will remain subject to the call provisions of this
Section 10.9.

                  11. Fractional Units. Notwithstanding any adjustment pursuant to Section 10 in the number of Units purchasable upon the exercise of a Warrant or any exercise of the Conversion Right pursuant to Section 15, the Company may, but shall not be required to, issue fractions of Units upon exercise of the Warrants or to distribute certificates that evidence fractional Units. In lieu of fractional Units, there shall be paid to the registered Holders of Warrant Certificates the time such Warrant Certificates are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Price of a unit of Common Interests, such amount to be rounded to the nearest cent. If more than one Warrant Certificate shall be surrendered for exercise at one time by the same registered Holder, the number of units of Common Interests which shall be issuable upon their exercise shall be computed on the basis of the aggregate number of Units evidenced by the Warrant Certificates so surrendered.

         12. Restrictions on Transfer.

                  12.1 Each of the Holders, by acceptance of such Holder's Series B Warrant Certificate, presents and warrants to the Company (a) that such Holder is acquiring its Warrants for its own account, and not with a view to the resale or distribution of its Warrants, the related Units, for any part thereof (provided that the disposition of such Holder's property shall at all times be and remain in the control of such Holder), (b) that such Holder is experienced in evaluating and investing in securities such as the Warrants and the Units, can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrants and the Units, (c) that such Holder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act, (d) that it shall not dispose of any Warrants except to one or more Institutional Lenders, and (e) that it shall not dispose of any Warrants or Units (the "Restricted Securities") except pursuant to this Section 12.

                  12.2 Except as otherwise permitted by this Section 12, each Warrant Certificate including each Warrant Certificate issued upon the transfer of any Warrant Certificate) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THESE WARRANTS AND THE UNITS OF COMMON INTERESTS PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MUST BE HELD INDEFINITELY UNLESS SUBSEQUENTLY REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR DISPOSED OF PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. THESE WARRANTS AND THE UNITS OF COMMON INTERESTS PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN AND THAT CERTAIN SECURITYHOLDERS AGREEMENT AMONG THE ISSUER AND ITS MEMBERS.

                  12.3 Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer and to comply in all other respects with this Section 12.3. Each such notice shall (a) describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to the Company to consider the opinions referred to below; and (b) designate counsel for the Holder giving such notice (who may be house counsel for such Holder). The Holder giving such notice shall submit a copy thereof to the counsel designated in such notice and the Company shall promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                             (a) If, in the opinion of counsel to the
transferor, reasonably satisfactory to counsel for the Company, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, such Holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate representing such securities issued upon or in connection with such transfer shall bear the restrictive legends required by Section 12.2, unless the related restrictions on transfer provided for herein shall have ceased and terminated as to such securities pursuant to Section 12.4.

                             (b) If the Company does not receive the opinion
described in Section 12.3(a), such Holder shall not be entitled to transfer such Restricted Securities until either (i) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section
12.3 and fulfillment of the provisions of clause (a) above or (ii) such Restricted Securities have been effectively registered under the Securities Act.

                  12.4 The restrictions imposed by this Section 12 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such Restricted Securities shall have been effectively registered under the Securities Act and any applicable securities or "blue sky" law of any state, or (b) when, in the opinion of counsel for the Holder thereof, reasonably satisfactory to counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act and any applicable securities or "blue sky" law of any state. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than the payment of taxes as provided in Section 7), new securities of like tenor not bearing the applicable legends required by Section 12.2.

                  13. Company Assurances. The Company will not, by amendment of its charter documents or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities, or any other voluntary action, seek to avoid the observance or performance of any of the terms of this Warrant Certificate, but will at all times in good faith seek to carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of Securities against impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value (if any) of any Units to exceed the Exercise Price, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue, free from preemptive rights, fully paid and non-assessable Units upon the exercise (and payment of the Exercise Price therefor) of all Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment of the Exercise Price if the total number of Units issuable after the action upon the exercise of all of the Warrants would exceed the total number of units of Common Interests then authorized by the Company's charter documents and available for the purpose of issue upon such exercise.

         14. [Intentionally Omitted]

                  15. Right to Convert Warrants into Units:  Net Issuance.

                  15.1 In addition to and without limiting the rights of the Holders under the terms of the Series B Warrant Certificates, the Holders shall have the right to convert all but not less than all of the Warrants (the "Conversion Right") into Units as provided in this Section 15 at any time on or after the date hereof and on or before 5:00 p.m., Los Angeles time, on the Termination Date. Upon exercise of the Conversion Right with respect to the Units subject to this Warrant Certificate (the "Converted Warrant Units"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) that number of Units of fully paid and nonassessable Class A Common Units equal to the quotient obtained by dividing (x) the value of the Warrants as of the date of the Conversion Notice (as defined in Section 15.2, below), which value shall be equal to (i) the aggregate Current Market Price of the Converted Warrant Units issuable upon exercise of the Warrants as of the date of the Conversion Notice less (ii) the aggregate Exercise Price of the Converted Warrant Units immediately prior to the exercise of the Conversion Right by (y) the Current Market Price of one Unit as of the date of the Conversion Notice.

                  Expressed as a formula, such conversion shall be computed as follows:

                  X = A - B
                      -----
                          Y

                  Where:   X   =   the number of Units issued to the Holder
                                   under this Conversion Right

                                   Y  =  the Current Market Price of one Unit

                                   A  =  the aggregate Current Market Price
                                         (i.e., Current Market Price multiplied
                                         by the number of Converted Warrant
                                         Units)

                                    B =  the aggregate Exercise Price (i.e.,
                                         Exercise Price multiplied by the
                                         number of Converted Warrant Units)

                  15.2 The Conversion Right may be exercised by the Holder or Holders of a majority of the Warrants then outstanding by the surrender of the Series B Warrant Certificates of such Holders to the Company together with a written statement (the "Conversion Notice") specifying that the Holders thereby intend to exercise the Conversion Right and, upon such exercise, all other Holders shall surrender the Series B Warrant Certificates of such Holders to the Company. Such conversion shall be effective upon the fifth (5th) business day following receipt by the Company of all Series B Warrant Certificates together with the Conversion Notice, on such later date as is specified therein, or on such other date as the Company and such Holders may agree.

                  16. Information to Warrantholders:  No Right as Members.

                  (a) Upon any adjustment of the Exercise Price pursuant to
Section 10, the Company within twenty (20) calendar days thereafter shall cause to be given to each of the Holders at its address appearing on the Warrant Register a certificate of a firm of independent public accountants of recognized standing selected by the Board of Advisors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Units purchasable upon exercise of a Warrant after such adjustment in the Exercise Price, by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 16.

                  (b) In case:

                             a. the Company shall declare a dividend or
authorize a distribution on the Common Interests payable in units of Common Interests, authorize the subdivision or combination of the outstanding Common Interests, authorize the issuance of any units of its membership interests in a reclassification of the Common Interests, or authorize the issuance to all holders of Common Interests of rights or warrants to subscribe for or purchase membership interests of the Company or of any other subscription rights or warrants; or

                             b. the Company shall authorize the distribution to
all holders of Common Interests of evidences of its indebtedness or assets; or

                             c. of any consolidation or merger to which the
Company is a party and for which approval of any members of the Company is required, or of the conveyance or transfer of the properties and assets of the Company as, or substantially as, an entirety, or of any capital reorganization or any reclassification of the Common Interests (other than as a result of a subdivision or combination and, if applicable, other than a change in par value, or from par value to no par value, or from no par value to par value); or

                             d. of the voluntary or involuntary dissolution,
liquidation or winding up of the Company; or the Company proposes to take any other action which would require an adjustment of the Exercise Price pursuant to
Section 10;

then the Company shall cause to be given to each of the Holders of five percent (5%) or more of the Series B Warrants then outstanding, at his address appearing on the Warrant Register, at least twenty (20) calendar days (or ten (10) calendar days in any case specified in subclauses a. or b. of clause (b) above) prior to the applicable record date hereinafter specified, by first-class mail, postage pre-paid, a written notice stating (x) the date as of which the holders of record of units of Common Interests to be entitled to receive any such rights, warrants or distribution are to be determined or (y) the date on which any such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation, or winding up is expected to become effective, and the date as of which it is expected that holders of record of units of Common Interests shall be entitled to exchange such units for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation, or winding up or the vote upon any action.

                  (c) Nothing contained in any of the Series B Warrant Certificates shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as members in respect of the meetings of members or the election of managers of the Company or any other matter, or any rights whatsoever as members of the Company.

                  17. Registration Rights. Registration rights with respect to the Securities are set forth in the Registration Rights Agreement.

         18. Put Option.

                      18.1 (a) As soon as practicable and in any event not later than ninety (90) days after the end of each such fiscal year, the Company shall deliver to each Holder copies of the audited consolidated financial statements of the Company and its subsidiaries (the "Financial Statements") for the fiscal years of the Company ending on or after December 31, 2002 and on or before November 14, 2009. The Holder or Holders of a majority of the Aggregate Warrants (as defined in Section 18.3) and Aggregate Units (as defined in Section 18.3) then outstanding, during any Put Window (as defined below) in effect during the period commencing November 14, 2003 and ending November 14, 2009, shall have the right (the "Put Option"), upon delivery to the Company of an irrevocable notice (the "Put Notice"), to require the Company to purchase, at the price determined pursuant to Section 18.1(b), (i) all of the Aggregate Units, if any, then owned by the Holders thereof, and (ii) all of the Aggregate Warrants, if any, then owned by the Holders thereof (collectively, the "Equity Rights"); provided, however, that the obligation of the Company to purchase such Equity Rights shall be subject to (A) the availability of financing (on terms and conditions reasonably satisfactory to the Company in its good faith business judgment) with respect to such purchase price and (B) the approval of the Senior Lenders (as defined in the Securities Purchase Agreement) if such approval is then required under the Senior Lender Documents (as defined in the Securities Purchase Agreement); provided further, that the Company shall use its commercially reasonable efforts to obtain such financing and any such approval and, with respect to such financing, commercially reasonable efforts shall not include the issuance of equity and, with respect to any refinancing or extension of financing, shall not be on terms more onerous than that which is being refinanced or extended; provided further, that the Put Option shall terminate upon (x) an Approved Sale or (y) the consummation of an underwritten public offering of units of Common Interests. In the event that either clause (A) or clause (B) above are not satisfied, the Company shall have no obligation to purchase the Units and Warrants subject to the Put Notice. For purposes of this
Section 18, "Put Window" means, with respect to any fiscal year of the Company, the period commencing on the earlier of (x) the date of delivery to the Holders of the Financial Statements with respect to such fiscal year or (y) ninety (90) days after the end of such fiscal year, and ending ninety (90) days after the date of delivery to the Holders of the Financial Statements with respect to such fiscal year.

                      (b) The Company shall pay for the Equity Rights, in cash, on a per-Unit basis (net of the Exercise Price for each Unit purchasable on exercise of the Warrants if Warrants are to be purchased), an amount equal to
(i) the value of the Company divided by

(ii) the number of outstanding units of Common Interests (on a fully diluted, as converted basis), with the value of the Company being the greater of:

                                     (A)     7.0 times Actual EBITDA (as the
                                             term "Actual EBITDA" is defined in
                                             those Option Agreements dated as of
                                             November 14, 1996) of the Company
                                             and its Subsidiaries for the twelve
                                             (12)-month period ending on the
                                             last day of the most recently ended
                                             fiscal year prior to the date of
                                             the Put Notice, to which product is
                                             to be added cash and Cash
                                             Equivalents (as defined in the
                                             Securities Purchase Agreement) of
                                             the Company and its Subsidiaries as
                                             of the date of the Put Notice, from
                                             which sum is to be subtracted
                                             Funded Debt (as defined in Section
                                             18.3) outstanding as of the date of
                                             Put Notice; or

                                     (B)     the aggregate Current Market Price,
                                             as of the date of Put Notice, of
                                             the outstanding units of Common
                                             Interests (on a fully-diluted, as
                                             converted basis).

                      18.2 (a) The Put Notice shall expressly state: (i) the election of the Holder or Holders of a majority of the Aggregate Warrants and Aggregate Units then outstanding to exercise the Put Option and (ii) the date of exercise of such Put Option (which date of exercise shall not be less than ninety (90) days after the date of the Put Notice). Subject to Section 18.2(c), the closing shall take place on or before the date of exercise set forth in the Put Notice, and at the time and place set forth in a written notice of the Company to such Holder and all other Holders not less than ten (10) days prior to such date of exercise. Subject to Section 18.2(c), the Company shall use its commercially reasonable efforts to effectuate the exercise of such Holder's Put Option prior to, but in no event later than, the date of exercise specified by such Holder for such exercise. Subject to Section 18.2(c), at such closing, Company shall deliver to such Holder, in cash, the price for the Equity Rights surrendered by such Holder.

                             (b) Upon receipt by the Company of such Put Notice,
the Company shall promptly provide all other Holders written notice of: (i) the intent of the Holder or Holders of a majority of the Warrants and Units then outstanding to exercise the Put Option; and (ii) the date of exercise set forth in the Put Notice.

                             (c) In the event that the Company shall determine,
in its good faith business judgment, that the conditions set forth clauses (A) and (B) of Section 18.1(a) will not be satisfied, as soon as practicable thereafter, the Company shall give written notice of such determination to all Holders.

                  18.3 For purposes of this Section 18, the following terms shall have the respective meanings set forth below:

                             (a) "Aggregate Warrants" means the Series B
Warrants and those certain Amended and Restated Common Interest Purchase Warrants for the purchase of an aggregate of Two Thousand (2,000) Class A Common Units originally issued on November 14, 1996 and amended and restated as of March 3, 1998.

                             (b) "Aggregate Units" means all Common Interests
issued upon exercise or in respect of the Aggregate Warrants (together with any units issued upon exchange, transfer or replacement thereof).

                             (c) "Cash Flow" means, for any period, Adjusted
Operating Profit (as the term "Adjusted Operating Profit" is defined in the Secured Credit Agreement dated as of November 14, 1996, between First Source Financial LLP and the Subsidiary) for such period less amortization expenses included in Adjusted Operating Profit for such period.

                             (d) "Funded Debt" means, as of any date of
determination, the sum of (I) all outstanding Indebtedness (as the term "Indebtedness" is defined in the Option Agreements as of the date of original issuance of the Warrants) of the Company and its subsidiaries as of such date, plus (II) the liquidation value of the Preferred Interests outstanding as of such date.

                  19. Notices. All notices and other communications to the Holder hereof provided for hereunder shall, unless otherwise provided herein, be in writing and mailed or sent or delivered to its address set forth in the Warrant Register or sent by facsimile to the facsimile number set forth in the Warrant Register. All such notices and communications shall be effective as follows: if sent by hand delivery, upon delivery; if sent by mail, upon the earlier of the date of receipt or five business days after deposit in the mail, postage prepaid; and if sent by courier service or by facsimile, upon receipt.

                  20. Governing Law. This Warrant Certificate shall be governed by, and construed in accordance with, the internal laws (and not the laws of conflicts) of the State of New York.

                  21. Consent to Amendments. The rights and privileges of the Holders pursuant to the Series B Warrant Certificates may be amended and the Company may take any action therein prohibited or omit to perform any act therein required to be performed by it only if the Company shall have obtained the written consent to such amendment, action, or omission to act, of the Holders of at least fifty-one percent (51%) of the Series B Warrants at the time outstanding (or, in the case of an amendment, action or omission to act affecting the rights and privileges of the Holders of Units, the written consent of the holders of fifty-one percent (51%) of the Securities at the time outstanding), and each holder of any Security at the time or thereafter outstanding shall be bound by any such consent; provided, however, that without the written consent of the Holders of at least seventy-five percent (75%) of the Series B Warrants at the time outstanding, no consent, amendment or waiver to or under the Series B Warrant Certificates shall amend or modify the provisions of
Section 10; provided, further, that notwithstanding anything in this Section 21 to the contrary, without the written consent of the Holders of all Series B Warrants at the time outstanding (or, in the case of a consent, amendment or waiver affecting the rights and privileges of the holders of Units, the written consent of the holders of all Securities at the time outstanding), no consent, amendment or waiver to or under the Series B Warrant Certificates shall amend or modify the Exercise Price or affect the date on which the Series B

Warrants terminate; provided, further, that notwithstanding anything in this
Section 21 to the contrary, any consent, amendment or waiver which would adversely affect a Holder in a manner disproportionate from the Holders generally shall only be effective against such affected Holder upon its consent thereto. The Company shall promptly send to each Holder copies of any amendment, consent, or waiver, and copies of any request for any amendment, consent, or waiver relating to the Series B Warrant Certificates to each holder of Securities. No course of dealing between the Company and any holder of Securities nor any delay in exercising rights shall operate as a waiver of any rights of any such holder.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of the date indicated below.


Dated:  February 26, 1999              SLEEPMASTER HOLDINGS L.L.C.,

                                       a New Jersey limited liability company



                                       By:
                                          -------------------------------------
                                          Name:      James Koscica
                                          Title:     Executive Vice President

                         [Form of Election to Purchase]

                (To be executed upon exercise of Warrant prior to
              5:00 p.m., Los Angeles time, on the Termination Date)

                  The undersigned hereby irrevocably elects to exercise, for the purchase of __________ Units of Common Interests, __________ Warrants represented by this Warrant Certificate and to purchase the Units of Common Interests issuable upon the exercise of said Warrants and herewith tenders in consideration for such Units the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate or certificates representing such Units be registered in the name of ____________ whose address is _______________________ and that such certificate(s) be delivered to ____________ whose address is ________________________. If said number of Units is less than all the Units purchasable hereunder, the undersigned requests that a new Warrant Certificate of like tenor and series representing the balance of the Warrants remaining after exercise of this Warrant Certificate for the number of Units specified above be registered in the name of _______________________ whose address is _______________________ and that such Warrant Certificate be delivered to ______________________ whose address is ____________________. Any cash payments to be paid in lieu of a fractional Unit should be made to ____________ whose address is _________________________ and the check or wire transfer representing payment thereof should delivered to ____________ whose address is________________.

                  Dated: _________________ ______

                  Name of holder of Warrant Certificate: ______________________
                                                              (Please print)

                  Social Security or other identifying number: ________________

                  Address: _______________________________

                           _______________________________

                           _______________________________


                  Signature: _______________________________


Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Units or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:

                              [Form of Assignment]

                  For value received ____________ hereby sells, assigns and transfers unto _________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________, its attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated: _________________, _______   ____________________________________




Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.



Signature Guaranteed: